EXHIBIT 99.2

HEWLETT-PACKARD COMPANY AND SUBSIDIARIES
CONSOLIDATED CONDENSED STATEMENTS OF EARNINGS
(Unaudited)
(In millions except per share amounts)

	Three months ended
	October 31, 2011	July 31, 2011	October 31, 2010
Net revenue	$32,122	$31,189	$33,278

Costs and Expenses:(a)
Cost of sales	25,332	23,929	24,995
Research and development	829	812	814
Selling, general and administrative	3,577	3,402	3,464
Amortization of purchased intangible assets	411	358	424
Restructuring charges	179	150	235
Acquisition-related charges	114	18	51
Impairment of goodwill and purchased intangible assets	885	-	-
Total costs and expenses	31,327	28,669	29,983

Earnings from operations	795	2,520	3,295

Interest and other, net	(401)	(121)	(81)

Earnings before taxes	394	2,399	3,214

Provision for taxes	155	473	676

Net earnings	$239	$1,926	$2,538

Net earnings per share:
Basic	$0.12	$0.94	$1.13
Diluted	$0.12	$0.93	$1.10

Cash dividends declared per share	$-	$0.24	$-

Weighted-average shares used to compute net earnings per share:
Basic	1,989	2,054	2,249
Diluted	2,005	2,080	2,297

(a)	In connection with organizational realignments implemented in the first quarter of fiscal 2011, certain costs previously reported as Cost of Sales have been reclassified as Selling, General and Administrative expenses to better align those costs with the functional areas that benefit from those expenditures.

HEWLETT-PACKARD COMPANY AND SUBSIDIARIES
CONSOLIDATED CONDENSED STATEMENTS OF EARNINGS
(In millions except per share amounts)

	Twelve months ended
	October 31,
	2011	2010
	(Unaudited)
Net revenue	$127,245	$126,033

Costs and expenses:(a)
Cost of sales	97,529	95,956
Research and development	3,254	2,959
Selling, general and administrative	13,466	12,718
Amortization of purchased intangible assets	1,607	1,484
Restructuring charges	645	1,144
Acquisition-related charges	182	293
Impairment of goodwill and purchased intangible assets	885	-
Total costs and expenses	117,568	114,554

Earnings from operations	9,677	11,479

Interest and other, net	(695)	(505)

Earnings before taxes	8,982	10,974

Provision for taxes	1,908	2,213

Net earnings	$7,074	$8,761

Net earnings per share:
Basic	$3.38	$3.78
Diluted	$3.32	$3.69

Cash dividends declared per share	$0.40	$0.32

Weighted-average shares used to compute net earnings per share:
Basic	2,094	2,319
Diluted	2,128	2,372

(a)	In connection with organizational realignments implemented in the first quarter of fiscal 2011, certain costs previously reported as Cost of Sales have been reclassified as Selling, General and Administrative expenses to better align those costs with the functional areas that benefit from those expenditures.

HEWLETT-PACKARD COMPANY AND SUBSIDIARIES
CONSOLIDATED CONDENSED BALANCE SHEETS
(In millions)

	October 31, 2011	October 31, 2010
	(unaudited)
ASSETS

Current assets:
Cash and cash equivalents	$8,043	$10,929
Accounts receivable	18,224	18,481
Financing receivables	3,162	2,986
Inventory	7,490	6,466
Other current assets	14,102	15,322
Total current assets	51,021	54,184

Property, plant and equipment	12,292	11,763

Long-term financing receivables and other assets	10,755	12,225

Goodwill and purchased intangible assets	55,449	46,331

Total assets	$129,517	$124,503

LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
Notes payable and short-term borrowings	$8,083	$7,046
Accounts payable	14,750	14,365
Employee compensation and benefits	3,999	4,256
Taxes on earnings	1,048	802
Deferred revenue	7,449	6,727
Other accrued liabilities	15,113	16,207
Total current liabilities	50,442	49,403

Long-term debt	22,551	15,258

Other liabilities	17,520	19,061

Stockholders' equity:
HP stockholders' equity	38,625	40,449
Non-controlling interests	379	332
Total stockholders' equity	39,004	40,781

Total liabilities and stockholders' equity	$129,517	$124,503

HEWLETT-PACKARD COMPANY AND SUBSIDIARIES
SEGMENT INFORMATION
(Unaudited)
(In millions)

	Three months ended
	October 31, 2011	July 31, 2011	October 31, 2010
Net revenue:(a)

Services	$9,281	$9,089	$9,125
Enterprise Servers, Storage and Networking	5,655	5,396	5,888
HP Software	976	780	763
Personal Systems Group	10,118	9,592	10,283
Imaging and Printing Group	6,321	6,087	6,995
HP Financial Services	952	932	809
Corporate Investments	(94)	266	135
Total Segments	33,209	32,142	33,998
Eliminations of intersegment net revenue and other	(1,087)	(953)	(720)

Total HP Consolidated Net Revenue	$32,122	$31,189	$33,278

Earnings from operations:(a)

Services	$1,188	$1,225	$1,500
Enterprise Servers, Storage and Networking	733	699	888
HP Software	270	151	261
Personal Systems Group	578	567	568
Imaging and Printing Group	808	892	1,220
HP Financial Services	98	88	73
Corporate Investments	(903)	(332)	(157)
Total Segments	2,772	3,290	4,353

Corporate and unallocated costs and eliminations	(196)	(114)	(239)
Unallocated costs related to stock-based compensation expense	(192)	(130)	(109)
Amortization of purchased intangible assets	(411)	(358)	(424)
Restructuring charges	(179)	(150)	(235)
Acquisition-related charges	(114)	(18)	(51)
Impairment of goodwill and purchased intangible assets	(885)	-	-
Interest and other, net	(401)	(121)	(81)

Total HP Consolidated Earnings Before Taxes	$394	$2,399	$3,214

(a)
Certain fiscal 2011 organizational reclassifications have been reflected retroactively to provide improved visibility and comparability. For each of the quarters in fiscal year 2010, the reclassifications resulted in the transfer of revenue and operating profit among the Enterprise Servers, Storage and Networking, Services, HP Software and Corporate Investments financial reporting segments. Reclassifications between segments included the transfer of the networking business from Corporate Investments to Enterprise Servers, Storage and Networking, the transfer of the communications and media solutions business from HP Software to Services, and the transfer of the business intelligence business from HP Software to Corporate Investments. There was no impact on the previously reported financial results for the Personal Systems Group, HP Financial Services and Imaging and Printing Group segments.

HEWLETT-PACKARD COMPANY AND SUBSIDIARIES
SEGMENT INFORMATION
(Unaudited)
(In millions)

	Twelve months ended
	October 31,
	2011	2010
Net revenue:(a)

Services	$35,954	$35,529
Enterprise Servers, Storage and Networking	22,241	20,356
HP Software	3,217	2,729
Personal Systems Group	39,574	40,741
Imaging and Printing Group	25,783	25,764
HP Financial Services	3,596	3,047
Corporate Investments	322	346
Total Segments	130,687	128,512
Eliminations of intersegment net revenue and other	(3,442)	(2,479)

Total HP Consolidated Net Revenue	$127,245	$126,033

Earnings from operations:(a)

Services	$5,149	$5,661
Enterprise Servers, Storage and Networking	3,026	2,825
HP Software	698	782
Personal Systems Group	2,350	2,032
Imaging and Printing Group	3,973	4,412
HP Financial Services	348	281
Corporate Investments	(1,616)	(366)
Total Segments	13,928	15,627

Corporate and unallocated costs and eliminations	(314)	(614)
Unallocated costs related to stock-based compensation expense	(618)	(613)
Amortization of purchased intangible assets	(1,607)	(1,484)
Restructuring charges	(645)	(1,144)
Acquisition-related charges	(182)	(293)
Impairment of goodwill and purchased intangible assets	(885)	-
Interest and other, net	(695)	(505)

Total HP Consolidated Earnings Before Taxes	$8,982	$10,974

(a)
Certain fiscal 2011 organizational reclassifications have been reflected retroactively to provide improved visibility and comparability. For each of the quarters in fiscal year 2010, the reclassifications resulted in the transfer of revenue and operating profit among the Enterprise Servers, Storage and Networking, Services, HP Software and Corporate Investments financial reporting segments. Reclassifications between segments included the transfer of the networking business from Corporate Investments to Enterprise Servers, Storage and Networking, the transfer of the communications and media solutions business from HP Software to Services, and the transfer of the business intelligence business from HP Software to Corporate Investments. There was no impact on the previously reported financial results for the Personal Systems Group, HP Financial Services and Imaging and Printing Group segments.